MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated December 19, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund’s investment objective is not changing and will continue to be to seek to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.
The following information supplements the information found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 18 of the Prospectus):
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. In these circumstances, the Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The following information supplements the information found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 18 of the Prospectus):
Non-Diversification Risk. In seeking to track the Index, the Fund may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. In such circumstances, because the Fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers as compared to a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-14
SP500-25-04

MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated December 19, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund’s investment objective is not changing and will continue to be to seek to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.
The following information supplements the information beginning on page B-4 under the heading S&P 500 Index Fund in the section titled Additional Investment Policies:
Non-Diversification. The S&P 500 Index Fund intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. In these circumstances, the Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.
The following information supplements the information beginning on page B-51 under the heading Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
With respect to limitation (1) above, the S&P 500 Index Fund intends to be diversified in approximately the same proportion as the Index (as defined in the Fund’s Prospectus) is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. However, while the Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index, and such a change will not require shareholder approval.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-09